          MORGAN STANLEY INSTITUTIONAL FUND TRUST - BALANCED PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2007 - SEPTEMBER 30, 2007

                                                                    AMOUNT OF     % OF
                                      OFFERING       TOTAL           SHARES     OFFERING  % OF FUNDS
   SECURITY       PURCHASE/  SIZE OF  PRICE OF     AMOUNT OF        PURCHASED   PURCHASED   TOTAL
  PURCHASED      TRADE DATE OFFERING   SHARES      OFFERING           BY FUND     BY FUND   ASSETS        BROKERS     PURCHASED FROM
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                                                                                                          Morgan
                                                                                                      Stanley, Citi,
                                                                                                      Credit Suisse,
                                                                                                      Goldman, Sachs
                                                                                                          & Co.,
                                                                                                       Deutsche Bank
                                                                                                        Securities,
                                                                                                       JPMorgan RBS
                                                                                                         Greenwich
                                                                                                      Capital, Daiwa
                                                                                                        Securities
                                                                                                       SMBC Europe,
                                                                                                      Mitsubishi UFJ
                                                                                                        Securities,
                                                                                                         Wachovia
                                                                                                        Securities,
    Capmark                                                                                             West LB AG,
Financial Group   05/03/07     --     $99.84   $      295,000.00      45,000.00   0.01%      0.06%        Bank of
   6.30% due                                                                                              America
   5/10/2017                                                                                             Securities
                                                                                                        LLC, Natixis,
                                                                                                         RBC Capital
                                                                                                         Markets,
                                                                                                          Scotia
                                                                                                           Capital,      Citigroup
                                                                                                          Lehman
                                                                                                         Brothers,
                                                                                                          Shinsei
                                                                                                       International
                                                                                                          Limited

                                                                                                          Morgan
                                                                                                      Stanley, Citi,
                                                                                                      Credit Suisse,
                                                                                                      Goldman, Sachs
                                                                                                          & Co.,
                                                                                                       Deutsche Bank
                                                                                                        Securities,
                                                                                                       JPMorgan RBS
                                                                                                         Greenwich
                                                                                                      Capital, Daiwa
                                                                                                        Securities
                                                                                                       SMBC Europe,
                                                                                                      Mitsubishi UFJ
                                                                                                        Securities,
                                                                                                         Wachovia
                                                                                                        Securities,
                                                                                                        West LB AG,
    Capmark                                                                                               Bank of
Financial Group                                                                                           America
  5.875% due      05/03/07     --     $99.96   $      715,000.00     100.000.00   0.01%      0.14%        Securities     Citigroup
   5/10/2012                                                                                            LLC, Natixis,
                                                                                                         RBC Capital
                                                                                                          Markets,
                                                                                                          Scotia
                                                                                                         Capital,
                                                                                                          Lehman
                                                                                                         Brothers,
                                                                                                          Shinsei
                                                                                                       International
                                                                                                          Limited

                                                                                                        GS Mortgage
                                                                                                        Securities
                                                                                                           Trust
                                                                                                       2007-GG10, GS
                                                                                                         Mortgage
                                                                                                        Securities
                                                                                                        Corporation
                                                                                                       II, Greenwich
                                                                                                          Capital
                                                                                                         Financial
                                                                                                         Products,
                                                                                                       Inc., Goldman
                                                                                                      Sachs Mortgage
                                                                                                         Company,
                                                                                                        Commercial
                                                                                                         Mortgage
   GS Mortgage                                                                                         Pass-Through
Securities Corop  06/21/07     --     $99.25   $3,661,032,000.00 $2,900,000,000   0.07%      0.57%    Certificates,
  II 2007 5.99%                                                                                           Series
  due 8/10/2045                                                                                       2007-GG10, RBS   Goldman Sachs
                                                                                                        Greenwich
                                                                                                      Capital, Bear,
                                                                                                       Stearns & Co.
                                                                                                        Inc, Morgan
                                                                                                         Stanley,
                                                                                                       Goldman Sachs
                                                                                                      & Co., Merrill
                                                                                                       Lynch & Co.,
                                                                                                         Wachovia
                                                                                                        Securities

                                                                                                        GS Mortgage
                                                                                                        Securities
                                                                                                           Trust
                                                                                                       2007-GG10, GS
                                                                                                         Mortgage
                                                                                                        Securities
                                                                                                        Corporation
                                                                                                       II, Greenwich
                                                                                                          Capital
   GS Mortgage                                                                                           Financial
Securities Corop                                                                                          Products,
  II 2007 5.99%   06/21/07     --     $99.25   $3,661,032,000.00 $   425,000.00   0.01%      0.57%   Inc., Goldman     Goldman Sachs
  due 8/10/2045                                                                                       Sachs Mortgage
                                                                                                         Company,
                                                                                                        Commercial
                                                                                                         Mortgage
                                                                                                       Pass-Through
                                                                                                       Certificates,
                                                                                                          Series
                                                                                                      2007-GG10, RBS
                                                                                                         Greenwich
                                                                                                      Capital, Bear,
                                                                                                       Stearns & Co.
                                                                                                        Inc, Morgan
                                                                                                         Stanley,
                                                                                                       Goldman Sachs
                                                                                                      & Co., Merrill
                                                                                                       Lynch & Co.,
                                                                                                         Wachovia
                                                                                                        Securities